United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 26, 2015

Date of Report (Date of earliest event reported)

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 310 Silver Spring, Maryland	20904-1643
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A ___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Change in Registrant’s Certifying Accountant

PharmaCyte Biotech, Inc.’s (“Company”) principal certifying accountant, Robison, Hill & Co. (“RHC”), elected to cease representing public companies causing the Company to search for a replacement. On May 26, 2015, the Company engaged Farber Hass Hurley LLP (“FHH”) as its principal certifying accountant and dismissed RHC from that role. The change in accountants was approved by the Company’s Board of Directors after a thorough vetting process during which several firms were interviewed and evaluated. The engagement did not result from any dissatisfaction with the quality of professional services rendered by RHC.

RHC’s report on the Company's consolidated financial statements for the fiscal years ended April 30, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended April 30, 2015 and 2014 and the subsequent interim period through May 26, 2015, there were no disagreements with RHC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RHC’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such period.

During the Company’s fiscal years ended April 30, 2015 and 2014, and the subsequent interim period through May 26, 2015, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided RHC with a copy of the foregoing disclosures and has requested that RHC review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”), as specified by Item 304(a)(3) of Regulation S-K. Attached as Exhibit 16.1 is a copy of RHC’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s fiscal years ended April 30, 2015 and 2014 and the subsequent interim period through May 26, 2015, neither the Company nor anyone on its behalf consulted RHC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that RHC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Robison, Hill & Co. to the SEC dated May 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2015

PHARMACYTE BIOTECH, INC.

By:	/s/ Kenneth L. Waggoner
Kenneth L. Waggoner
Chief Executive Officer